Exhibit 10.16

EXECUTION COPY

AMENDMENT No. 4 and AGREEMENT dated as of October 29, 2005 (this “Amendment”), to the Credit Agreement dated as of January 25, 2001, as amended by Amendment No. 1 and Agreement dated as of February 11, 2002, Amendment No. 2 dated as of May 1, 2004 and Amendment No. 3, Consent and Release dated as of August 18, 2004 (the “Credit Agreement”), among COLLINS & AIKMAN FLOORCOVERINGS, INC., a Delaware corporation (the “Borrower”), TANDUS GROUP, INC., a Virginia corporation formerly named CAF Holdings, Inc. (“Holdings”), the Lenders (as defined therein) and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. Holdings and the Borrower have requested that the Credit Agreement be amended as provided herein.

C. The Requisite Lenders (as defined below) are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Agreements. The parties hereto hereby agree that, from and after October 29, 2005, (a) Holdings and the Borrower shall not be required to comply with Section 6.11 of the Credit Agreement and (b) all references to Section 6.11 of the Credit Agreement in any Loan Document (other than this Amendment) shall be disregarded and intentionally omitted.

SECTION 2. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order therein the following:

“Amendment No. 4” shall mean Amendment No. 4 and Agreement dated as of October 29, 2005, among the Borrower, Holdings, the Requisite Lenders (as defined therein), the Administrative Agent and the Collateral Agent, to this Agreement.

“Amendment No. 4 Effective Date” shall mean the date on which Amendment No. 4 becomes effective in accordance with its terms.

(b) The definition of the term “Borrower’s Share of Excess Cash Flow” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Borrower’s Share of Excess Cash Flow” shall mean, as of the Closing Date, $0, which amount shall be (a) increased, on the date of delivery in any fiscal year of the certificate of a Financial Officer required by Section 5.04(d)(i) setting forth the calculation of Excess Cash Flow for the preceding fiscal year (each such date being an “ECF Prepayment Date”), so long as any prepayment required pursuant to Section 2.13(d) has been made, by an amount equal to the amount of such Excess Cash Flow which is not required to be used to prepay the Term Loans and (b) reduced (i) on each ECF Prepayment Date where Excess Cash Flow for the immediately preceding fiscal year is a negative number, by such amount, and (ii) at the time any Restricted Payment is made pursuant to Section 6.06(a)(vii) with an amount attributable to the Borrower’s Share of Excess Cash Flow, by the portion thereof, it being understood that the Borrower’s Share of Excess Cash Flow may be reduced to an amount below $0 after giving effect to the reductions enumerated in clause (b)(i) above.

(c) The definition of the term “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following:

“In addition, solely for purposes of determining the Borrower’s compliance with Sections 6.12 and 6.13 and for purposes of any calculation made pursuant to Section 6.09(c)(i), in determining Consolidated EBITDA for any period, there shall be added to Consolidated Net Income for such period (to the extent deducted in determining such Consolidated Net Income), without duplication, the amount of (x) any fees, costs or other expenses in an aggregate amount not to exceed $10,000,000 incurred by the Borrower and its Subsidiaries in connection with Amendment No. 3 and in connection with the Monterey Transactions (as defined therein) and (y) any fees, costs or other expenses in an aggregate amount not to exceed $4,300,000 incurred by the Borrower and its Subsidiaries in connection with Amendment No. 4 and in connection with the Borrower’s consolidation of its Truro and Santa Ana facilities and up to $900,000 of severance related cost.”

(d) Section 2.22 of the Credit Agreement is hereby amended by inserting the following at the end of paragraph (i) thereof:

“In addition, the Borrower may, at any time and from time to time with the consent of the Administrative Agent and such Lender, designate one or more additional Lenders to act as an issuing bank under the terms of this Agreement. Any Lender designated as an issuing bank pursuant to the preceding sentence shall be deemed to be an “Issuing Bank” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender.”

(e) Section 6.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) (i) loans and investments by Holdings, the Borrower and the Subsidiaries existing on the Amendment No. 4 Effective Date in or to the Borrower and the Subsidiaries (other than loans and investments made pursuant to clause (iii) or (iv) below), (ii) additional investments by Holdings, the Borrower or any of its Subsidiaries in the Equity Interests of the Borrower or any of its Subsidiaries; provided that (A) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to voting stock of a Foreign Subsidiary referred to in Section 4.02(e)) and (B) the aggregate amount of investments by Loan Parties in, and loans and advances by Loan Parties to, Subsidiaries that are not Loan Parties pursuant to this clause (ii)(B) shall not exceed the sum of $5,000,000 plus the Net Cash Proceeds of Private Equity Issuances attributable thereto at any time outstanding, (iii) additional loans to or investments in Crossley in an aggregate amount at any time outstanding not in excess of $10,000,000 and (iv) the Monterey Transactions (as defined in Amendment No. 3);”

(f) Section 6.06(a)(vii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(vii) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom and so long as after giving effect to any Restricted Payment made pursuant to this clause (vii) the Leverage Ratio would be less than 3.75 to 1.00, Holdings or the Borrower may, or the Borrower may make distributions to Holdings so that Holdings may, make Restricted Payments from time to time after October 26, 2002, in an aggregate amount not to exceed $15,000,000 plus the Borrower’s Share of Excess Cash Flow.”

(g) Section 6.09(c)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c)(i) Make any distribution, whether in cash, property, securities or a combination thereof, other than regular scheduled payments of interest as and when due or overdue (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or offer or commit to pay, or directly or indirectly (including pursuant to any Synthetic Purchase Agreement) redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Subordinated Indebtedness or any Refinancing Indebtedness in respect thereof (provided that (x) the foregoing shall not prohibit a refinancing of such Indebtedness with Equity Interests or the proceeds of Refinancing Indebtedness or Equity Interests and (y) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom and so long as after giving effect to the prepayment or repurchase of Senior Subordinated Notes pursuant to this Section 6.09(c)(i)(y), (1) the unused and available Revolving Credit Commitments would be not less than $25,000,000 and (2) the Senior Leverage Ratio would be less than 1.375 to 1.00, the Borrower may prepay or repurchase Senior Subordinated Notes and any other Subordinated Debt), or”

(h) Section 6.12 (Fixed Charge Coverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 6.12. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, to be less than 1.00 to 1.00.”

SECTION 3. Amendment Fee. The Borrower agrees to pay in accordance with the second sentence hereof to the Administrative Agent for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 noon, New York City time, on December 7, 2005 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.2% of the sum of such Lender’s Revolving Credit Commitment (whether used or unused) and the principal amount of such Lender’s outstanding Term Loans, in each case as of the Signing Date. The Amendment Fee shall be due and payable in immediately available funds on the Amendment No. 4 Effective Date. Once paid, the Amendment Fee shall not be refundable.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date set forth above, on the date occurring on or prior to December 7, 2005, that the following conditions are satisfied:

(a) the Administrative Agent shall have received the Amendment Fee; and

(b) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) Holdings, (iii) the Subsidiary Guarantors, (iv) the Required Lenders and (v) Lenders holding a majority of the Revolving Credit Commitments, whether used or unused (the Lenders described in clauses (iv) and (v) above being referred to herein as the “Requisite Lenders”).

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 10. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COLLINS & AIKMAN FLOORCOVERINGS, INC.,

by	/s/ Leonard F. Ferro
	Name:	Leonard F. Ferro
	Title:	Vice President & Chief Financial Officer

TANDUS GROUP, INC.,

by	/s/ Leonard F. Ferro
	Name:	Leonard F. Ferro
	Title:	Vice President & Chief Financial Officer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO,

by	/s/ Leonard F. Ferro
	Name:	Leonard F. Ferro
	Title:	Vice President & Chief Financial Officer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston), individually, and as Administrative Agent and Collateral Agent,

by	/s/ David Dodd
	Name:	David Dodd
	Title:	Vice President

by	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Associate

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:

SunAmerica Life Insurance Company
By:	AIG Global Investment Corp., Inc. its Investment Advisor

by:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Vice President

Galaxy CLO 1999-1, Ltd
By:	AIG Global Investment Corp., Inc. its Collateral Manager

by:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Bank of America

	by:	/s/ James W. Ford
		Name:	James W. Ford
		Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	The Governor and Company of The Bank of Ireland

	by:	/s/ Sorka Kelly /s/ John O’ Connor
		Name:	Sorka Kelly John O’ Connor
		Title:	Authorised Signatories

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	BLACK DIAMOND CLO 2005-1 LTD.
	By:	Black Diamond Capital Management, L.L.C.
as its Collateral Manager

	by:	/s/ James J. Zenni, Jr.
		Name:	James J. Zenni, Jr.
		Title:	President & Managing Partner Black Diamond Capital Management, L.L.C.

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	BLACK DIAMOND CLO 2005-2 LTD.
	By:	Black Diamond Capital Management, L.L.C.
as its Collateral Manager

	by:	/s/ James J. Zenni, Jr.
		Name:	James J. Zenni, Jr.
		Title:	President & Managing Partner
Black Diamond Capital Management, L.L.C.

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Black Diamond International Funding, Ltd.

	by:	/s/ Alan Corkish
		Name:	Alan Corkish
		Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	BNP Paribas

	by:	/s/ Susan M. Bowes
		Name:	Susan M. Bowes
		Title:	Director

/s/ Craig J. Lewis
Craig J. Lewis
Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Carlyle High Yield Partners II, Ltd.

	by:	/s/ Mark Alter
		Name:	Mark Alter
		Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Carlyle High Yield Partners IV, Ltd.

	by:	/s/ Mark Alter
		Name:	Mark Alter
		Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Carlyle High Yield Partners VI, Ltd.

	by:	/s/ Mark Alter
		Name:	Mark Alter
		Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Carlyle High Yield Partners VII, Ltd.

	by:	/s/ Mark Alter
		Name:	Mark Alter
		Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Carlyle High Yield Partners VIII, Ltd.

	by:	/s/ Mark Alter
		Name:	Mark Alter
		Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	General Electric Capital Corporation

	by:	/s/ Jeffrey Skinner
		Name:	Jeffrey Skinner
		Title:	Duly Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	GMAC Commercial Finance LLC

	by:	/s/ David Grabosky
		Name:	David Grabosky
		Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Grand Central Asset Trust, BDC Series

	by:	/s/ Mikus N. Kins
		Name:	Mikus N. Kins
		Title:	Attorney-in-fact

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	HARBOUR TOWN FUNDING LLC

	by:	/s/ M. Cristina Higgins
		Name:	M. Cristina Higgins
		Title:	Assistant Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	KZH Soleil LLC

	by:	/s/ Virginia Conway
		Name:	Virginia Conway
		Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	KZH Soleil-Z LLC

	by:	/s/ Virginia Conway
		Name:	Virginia Conway
		Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Magnetite Asset Investors III

	by:	/s/ Tom Colwell
		Name:	Tom Colwell
		Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	General Electric Capital Corporation, as Administrator for, MERRITT CLO HOLDING LLC

	by:	/s/ Brian P. Schwinn
		Name:	Brian P. Schwinn
		Title:	Duly Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	National City Bank

	by:	/s/ Tony J. Daher
		Name:	Tony J. Daher
		Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

/s/ Illegible

Name of Lender:	Nationwide Life Insurance Company

	by:	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

/s/ Illegible

Name of Lender:	Nationwide Indemnity Company

	by:	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

/s/ Illegible

Name of Lender:	Nationwide Life and Annuity Insurance Company

	by:	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

/s/ Illegible

Name of Lender:	Nationwide Mutual Fire Insurance Company

	by:	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

/s/ Illegible

Name of Lender:	Amco Insurance

	by:	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:

	by:	/s/ Diane J. Exter
		Name:	Diane J. Exter
		Title:	Managing Director
Portfolio Manager

Sankaty Advisors, LLC as Collateral
Manager for Race Point II CLO,
Limited, as Term Lender

Sankaty Advisors, LLC as Collateral
Manager for Race Point CLO,
Limited, as Term Lender

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill I -
INGOTS, Ltd., as Term Lender

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill I -
INGOTS, Ltd., as Term Lender

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill III CLO,
Limited, as Term Lender

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Toronto Dominion (New York) LLC

	by:	/s/ Masood Fikree
		Name:	Masood Fikree
		Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 AND AGREEMENT

DATED AS OF OCTOBER 29, 2005,

TO THE COLLINS & AIKMAN

FLOORCOVERINGS, INC. CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Wachovia Bank, National Association

	by:	/s/ Thomas M. Harper
		Name:	Thomas M. Harper
		Title:	Managing Director

Schedule I

SUBSIDIARY GUARANTORS

CAF Extrusion, Inc., a Delaware corporation

Monterey Color Systems, Inc., a California corporation